UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 26, 2017

MaxPoint Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36864	20-5530657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)

(800) 916-9960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2017, MaxPoint Interactive, Inc. (the “Company”) and Silicon Valley Bank (the “Lender”) entered into a Fifth Amendment to Loan and Security Agreement (the “Fifth Loan Amendment”), amending that certain Loan and Security Agreement, dated as of June 12, 2014, as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 12, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of March 8, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of September 30, 2016, and as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of March 22, 2017. Pursuant to the Fifth Loan Amendment, the Lender agreed to, among other things: (i.) extend the maturity date to June 30, 2019; (ii.) adjust the borrowing base calculation to be (a.) eighty-five percent (85%) of eligible accounts receivable, plus (b.) the lesser of (I.) seventy-five percent (75%) of eligible unbilled accounts or (II.) twelve million two hundred fifty thousand dollars ($12,250,000.00), plus seventy-five percent (75%) of eligible foreign accounts; and (iii.) change the amounts related to the Company's financial covenants regarding specified quarterly adjusted EBITDA requirements, as defined.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the complete copy of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Fifth Amendment to Loan and Security Agreement, dated June 26, 2017, between the Registrant and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxPoint Interactive, Inc.

By:	/s/ Brad Schomber
Brad Schomber
Chief Financial Officer

Dated: June 29, 2017

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Fifth Amendment to Loan and Security Agreement, dated June 26, 2017, between the Registrant and Silicon Valley Bank.

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